November 21, 1996


                             THE LAZARD FUNDS, INC.
                           Institutional Shares Only
                Supplement to Prospectus Dated November 1, 1996

     The following information supersedes until December 7, 1996 any contrary information contained in the Prospectus.

     Until December 7, 1996, Scudder Service Corporation ("Scudder") will act as the transfer agent for each Portfolio's Institutional Shares. Accordingly, prior to such date, the Purchase Application for Institutional Shares and orders for purchases and redemptions of Institutional Shares through the transfer agent by written request should be mailed to Scudder at the following address:

                         Scudder Service Corporation
                         P.O. Box 9242
                         Boston, Massachusetts 02106
                         Attention: (Name of Portfolio/
                                    Institutional Shares)
                                    The Lazard Funds, Inc.

     Effective December 7, 1996, Boston Financial Data Services Inc. will act as transfer agent for each Portfolio's Institutional Shares and the instructions for purchases and redemptions of Institutional Shares through the Transfer Agent described in the Prospectus should be followed. Therefore, please discard this prospectus supplement after December 6, 1996.